UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): February 12, 2001


                        New Century Equity Holdings Corp.
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               (Exact Name of Registrant as Specified in Charter)




         Delaware                       000-28536                74-2781950
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(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)          Identification No.)



10101 Reunion Place, Suite 450, San Antonio, Texas                 78216
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     (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (210) 302-0444
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                             BILLING CONCEPTS CORP.
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                                  (Former name)

           7411 John Smith Drive, Suite 200, San Antonio, Texas 78216
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                                (Former address)

ITEM 5.  OTHER EVENTS

      Billing Concepts Corp. (the "Company") announced it will change its name to New Century Equity Holdings Corp., and begin trading under its new Nasdaq National Market symbol, NCEH, effective Monday, February 12, 2001. The Company has also relocated its office to 10101 Reunion Place, Suite 450, San Antonio, Texas 78216.

ITEM 7.  FINANCIAL INFORMATION, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)   Exhibits

      EXHIBIT           DESCRIPTION
      -------           -----------
        99.1            Press Release, dated February 8, 2001

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
                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NEW CENTURY EQUITY HOLDINGS CORP.



Date:  February 12, 2001            By: /S/ DAVID P. TUSA
                                       -----------------------------------------
                                       Name:  David P. Tusa
                                       Title: Senior Vice President and
                                              Chief Financial Officer

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